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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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
Date of report (Date of earliest event reported)             September 4, 2003
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                               Netro Corporation
               (Exact name of Registrant as Specified in Charter)

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
          Delaware                    000-26963                77-0395029
(State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation                 Number)             Identification No.)

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

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA          95134
(Address of Principal Executive Offices)               (Zip Code)

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
Registrant's telephone number, including area code           (408) 216-1500

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                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On September 4, 2003, pursuant to the terms of an Agreement and Plan of Merger, dated as of March 27, 2003 by and among Netro Corporation, a Delaware corporation ("Netro"), SR Telecom Inc., a corporation organized under the Canada
Business Corporations Act ("SR Telecom"), and Norway Acquisition Corporation, a
Delaware corporation and a wholly-owned subsidiary of the SR Telecom ("Norway")
(the "Original Merger Agreement"), as amended by Amendment No. 1 dated as of May
5, 2003, Amendment No. 2 dated as of July 17, 2003 and Amendment No. 3 dated as of August 6, 2003 (the Original Merger Agreement as so amended by such Amendment
No. 1, Amendment No. 2 and Amendment No. 3, the "Agreement"), Norway merged with and into Netro, with Netro surviving the merger as a wholly owned subsidiary of SR Telecom (the "Merger"). The Original Merger Agreement was filed as an exhibit to Netro's current report on Form 8-K filed with the Securities and Exchange
Commission ("SEC") on March 27, 2003 and is incorporated by reference in its entirety herein. Amendment No. 1 to the Original Merger Agreement was filed as an exhibit to Netro's current report on Form 8-K filed with the SEC on May 12, 2003 and is incorporated by reference in its entirety herein. Amendment No. 2 and Amendment No. 3 to the Original Merger Agreement were filed as Exhibits to Netro's quarterly report on Form 10-Q filed on August 14, 2003 and are incorporated by reference in their entirety herein. The information incorporated by reference is considered to be a part of this current report on Form 8-K, except for any information that is superseded or modified by information included directly herein.

     In the Merger, each outstanding share of Netro common stock was converted into the right to receive 0.104727 shares of SR Telecom common stock, with fractions of shares over 0.5 rounded up to one whole share and no fractional shares being issued. Holders of shares of Netro common stock at the effective time of the merger will also receive an aggregate of US$100 million cash dividend equivalent to US$2.523554 per share. As a result of the Merger, SR
Telecom owns 100% of the shares of Netro common stock outstanding on September
4, 2003. Outstanding options to purchase shares of Netro common stock not exercised prior to effective time of the Merger were terminated.

     In the Merger and pursuant to the terms of the Agreement, the directors of Netro prior to the Merger resigned and were replaced by the directors of Norway.
Following the closing of the Merger and pursuant to the terms of the Agreement, the board of directors of SR Telecom will take all actions necessary such that one member of Netro's board of directors, designated by Netro and reasonably acceptable to SR Telecom, shall be appointed to the board of directors of SR
Telecom.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     99.1  Press Release dated September 4, 2003 announcing the completion of SR
Telecom's acquisition of Netro.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2003               By: /s/ David L. Adams
                                           ----------------------------
                                           David L. Adams
                                           Vice President and Secretary
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                                 Exhibit Index

     99.1 Press Release dated September 4, 2003.